UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2011
(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7405 Irvington Road, Omaha NE	68122

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 402-331-3727
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 19, 2011, AMCON Distributing Company (“AMCON or “Company”) issued a press release announcing financial results for its first fiscal quarter ended December 31, 2010. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.
The information in this report (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated January 19, 2011, issued by AMCON Distributing Company announcing financial results for its first fiscal quarter ended December 31, 2010.
SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY (Registrant)
Date: January 19, 2011	/s/ Andrew C. Plummer
	Name:	Andrew C. Plummer
	Title:	Vice President & Chief Financial Officer

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